UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2007

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 14, 2007, the Board of Directors (the “Board”) of Burlington Northern Santa Fe Corporation (the “Company”) unanimously approved an amendment to and restatement of the Company’s By-Laws. Under the amended and restated Article III, Section 1, each Director shall be elected by the vote of the majority of the votes cast with respect to the Director at any meeting for the election of Directors at which a quorum is present, provided that if the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the votes cast in the election of Directors. Any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall offer to tender his or her resignation. The Directors and Corporate Governance Committee will consider the tendered resignation and will make a recommendation to the Board. The independent members of the Board will act on the recommendation within 90 days of certification of the election.

The Board will promptly disclose its decision to accept or reject a tendered resignation and the reasons for such decision and will, within ten days from the Board’s determination, make a filing with the Securities and Exchange Commission announcing the decision and the reasons for the decision. In making its decision, the Board can consider the following range of actions: acceptance of the resignation; refusing the resignation of the director but addressing the underlying causes of the withheld votes; or taking such other action as the Board deems is in the best interests of the Company.

Any director who tenders his or her resignation will not participate in the Directors and Corporate Governance Committee recommendation or Board action regarding whether to accept the tendered resignation offer. If no members of the Directors and Corporate Governance Committee have received a majority of the votes cast in the election, then the independent Directors of the Board will consider this matter and act without first receiving a recommendation from that Committee. Each director shall serve until his or her successor is elected and shall qualify.

The amended and restated By-Laws are attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	By-Laws of Burlington Northern Santa Fe Corporation, as amended and restated February 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: February 16, 2007	By:	/s/ Roger Nober
Roger Nober Executive Vice President Law and Secretary

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
3.1	By-Laws of Burlington Northern Santa Fe Corporation, as amended and restated February 14, 2007